LIABILITY FOR ACQUISITION OF NON-CONTROLLING INTERSTS	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about business combination [abstract]
LIABILITY FOR ACQUISITION OF NON-CONTROLLING INTERSTS
NOTE 20:-	LIABILITY FOR ACQUISITION OF NON-CONTROLLING INTERSTS

In 2021 the Company acquired a 70% interest in the Mediton Group. As part of the acquisition, the Company granted the non-controlling interests (“NCI”) a put option, and concurrently the Company received a call option from the NCI, regarding the remaining 30% interest. As described in Note 2h, the put and call options had been accounted for as a derivative and measured at their net fair value until their exercise.

In September 2024, the NCI notified the Company of its exercise of the put option. As a result, the Company is currently accounting for the notice of exercise as the acquisition of the NCI. The exercise price, based on the binding decision of an arbitrator in March 2025, amounts to NIS 31.1 million ($8,540) which has been recorded as a current liability as of December 31, 2024. The Company has derecognized the carrying amount of the NCI as of the date of exercise, and the difference between the carrying amount and the liability in the amount of $5,618 has been recorded in equity as a capital reserve from transactions with NCI. As of the report’s publication date the closing of the acquisition was not completed yet. The Company intends to finance the acquisition by receipt of a long-term bank loan.